As Filed with the Securities and Exchange Commission on April 20, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2007

Date of Report (Date of Earliest Event Reported)

Capital Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Tennessee

(State or other jurisdiction of

incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification Number)

1820 West End Avenue

Nashville, TN

(Address of principal executive offices)

37203

(Zip Code)

615-327-9000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On April 20, 2007, Capital Bancorp, Inc. (“Capital”) mailed a letter to its shareholders summarizing certain terms of its proposed merger with Renasant Corporation (“Renasant”). A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Merger

In connection with the proposed merger, Renasant has filed a Registration Statement on Form S-4 (Regis. No. 333- 141449) with the Securities and Exchange Commission (the “SEC”) containing a preliminary proxy statement/prospectus relating to the transaction. After the SEC has declared the Registration Statement effective, the proxy statement/prospectus will be mailed to the shareholders of Capital and, if required by applicable laws or regulations, to the shareholders of Renasant. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER.

Capital and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Capital’s shareholders. If approval by Renasant’s shareholders is required, Renasant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Renasant’s shareholders. Information about Capital, Renasant and their respective directors and executive officers and their ownership of Capital or Renasant common stock, as applicable, will be set forth or incorporated by reference in the definitive proxy statement/prospectus for the merger when it becomes available. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38802 Attention: Investor Relations, and free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.

Forward Looking Statements

This current report and the attached letter to Capital shareholders may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital, including future financial and operating results, enhanced revenues and the expected market position of the combined company, and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Capital’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (9) the interest rate environment may compress margins and adversely affect net interest income; and (10) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Letter to Shareholders of Capital Bancorp, Inc. dated April 20, 2007.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.

Date: April 20, 2007	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO